SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       ENVIRONMENTAL ELEMENTS CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                                  ENVIRONMENTAL
                                                  ELEMENTS
                                                  CORPORATION




                                   NOTICE OF

                              1997 ANNUAL MEETING

                                      AND

                                PROXY STATEMENT


                                   IMPORTANT:

PLEASE MARK, SIGN, AND DATE YOUR PROXY CARD AND PROMPTLY
RETURN IT IN THE ENCLOSED ENVELOPE.

ENVIRONMENTAL
ELEMENTS
CORPORATION


                                                      June 23, 1997



   To Our Stockholders:

   You are cordially invited to attend this year's Annual Meeting of Stockholders, to be held Thursday, July 31, 1997 at 9 a.m., at the Environmental Elements Corporation headquarters in Baltimore, Maryland. Holders of Common Stock will elect two directors for three-year terms and vote on the selection of auditors.

   In order to ensure maximum stockholder representation, I urge each of you, whether or not you expect to attend the meeting in person, to sign your proxy, and return it promptly in the enclosed envelope.



                                                     Sincerely yours,




                                                     E. H. Verdery
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                       ENVIRONMENTAL ELEMENTS CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD THURSDAY, JULY 31, 1997



   To the Stockholders of Environmental Elements Corporation:

   Notice is hereby given that the 1997 Annual Meeting of Stockholders of Environmental Elements Corporation, a Delaware corporation (the "Company"), will be held at 9:00 a.m. (Eastern Daylight Time) on Thursday, July 31, 1997 at the offices of the Company, 3700 Koppers Street, Baltimore, Maryland 21227, for the following purposes:



         1. To elect two directors for a three-year term and until their successors are duly elected and qualified.

         2.       To vote upon a proposal  to ratify the  appointment  of Arthur
                  Andersen  LLP  as  independent   public  accountants  for  the
                  Company's 1998 fiscal year.

         3. To transact such other business as may properly come before the meeting.



         The Board of Directors has fixed the close of business on June 6, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

         To assure representation of your shares, you are requested, whether or not you plan to be present at the meeting, to complete, date, sign, and return the accompanying proxy in the enclosed postage prepaid envelope.

         If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the meeting, you must obtain and bring to the meeting appropriate authorization from the broker, bank, or other nominee authorizing you as beneficial owner to vote the shares directly.



                                             By Order of the Board of Directors




                                             John C. Nichols
                                             Secretary


   Baltimore, Maryland
   June 23, 1997

                                  ENVIRONMENTAL
                                  ELEMENTS
                                  CORPORATION


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS



   The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Environmental Elements Corporation (the "Company"). All proxies in the accompanying form, which are properly executed and duly returned, will be voted in accordance with the instructions at the Annual Meeting of Stockholders to be held on Thursday, July 31, 1997 at 9:00 a.m., at the principal offices of the Company, 3700 Koppers Street, Baltimore, Maryland, 21227, for the purposes set forth in the accompanying Notice of Meeting.

   This proxy statement and the enclosed form of proxy will be mailed to stockholders on or about June 23, 1997.

                       VOTING AND SOLICITATION OF PROXIES

   Only holders of record of the Company's Common Stock at the close of business on June 6, 1997 will be entitled to notice of and to vote at the meeting. On that date there were issued and outstanding 6,967,401 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to come before the meeting.

   The cost of soliciting proxies will be borne by the Company. In addition to the use of mails, officers, directors and regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company also
intends  to  reimburse  brokerage  firms,  banks,   custodians,   nominees,  and
fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

   The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. The affirmative vote of a plurality of the total votes cast in person or by proxy at the meeting is required for the election of a director. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. Abstentions and broker non-votes will not count as votes for or against a nominee for director. The affirmative vote of a majority of shares entitled to vote and represented in person or by proxy at the meeting is required for approval of the appointment of independent public accountants. Abstentions and broker non-votes have the effect of votes against such appointment. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

   It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking such proxy or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                                     ITEM 1
                              ELECTION OF DIRECTORS

   The membership of the Company's Board of Directors is classified into three classes. Each year the directors in one class are elected to serve for a term of three years. Two of the three directors serving in Class I, Fred Hittman and John C. Nichols, were last elected at the Company's 1994 Annual Meeting and have terms expiring at the 1997 Annual Meeting. The third director serving in Class I, E. H. Verdery, was elected by the Board of Directors in 1995, when the Board expanded the Board of Directors from six to seven members.

   Mr. Hittman, a director since 1983, has chosen to not stand for reelection. The Board of Directors has not, at this time, identified a nominee to fill the vacancy created by Mr. Hittman's decision. If and at such time as the Board identifies a prospective director, it will appoint that person as a Class I director for a term expiring at the 2000 Annual Meeting.

   In the absence of instructions to the contrary, the shares represented by properly executed proxies will be voted in favor of the election of Messrs. Verdery and Nichols, who are recommended by the Board of Directors and have consented to be named and to serve if reelected. The directors elected will hold office until the Annual Meeting in 2000, or until their respective successors are duly elected and qualify. If either nominee is unable to serve, an event which management does not anticipate, the proxies reserve the right to vote for a substitute nominee for each of such nominees determined by them.

   Certain information regarding the nominees for election as directors at this year's Annual Meeting are set forth below.



    NAME                                    PRINCIPAL OCCUPATION                                    DIRECTOR            AGE
                                         DURING THE PAST FIVE YEARS                                   SINCE
E. H. Verdery      Chairman of the Board of Directors since March 10, 1997; President and              1995              51
                   Chief Executive Officer of the Company since October 1, 1995; Chief
                   Operating Officer and Executive Vice President of the Company from
                   1993 through October 1, 1995; President of Asea Brown Boveri's (ABB)
                   Power Plant Control Division from 1991 through 1992, President and
                   Vice President of several divisions of Combustion Engineering and ABB from 1981 to 1991.

John C. Nichols    Secretary of the Company since July, 1983; Senior Vice                              1983              66
                   President of the Company  from July, 1983 through June, 1996;
                   General Counsel of the Company from 1989 through March,
                   1994; President and Chief Executive Officer of Environmental
                   Elements Service Corporation, a subsidiary of the Company, from December, 1992 through June, 1994.

                         DIRECTORS CONTINUING IN OFFICE

   Certain information regarding members of the Board of Directors who are not standing for election at this year's Annual Meeting is set forth below.



                                                                                                                  CLASS AND
                                                                                                                   YEAR IN
    NAME                                    PRINCIPAL OCCUPATION                                    DIRECTOR      WHICH TERM     AGE
                                         DURING THE PAST FIVE YEARS                                   SINCE       WILL EXPIRE
F. Bradford Smith  Chairman of the Board from October 1, 1995 through                                  1983        III 1999      55
                   March 10, 1997; Chief Financial Officer from March 29,
                   1996 through March 31, 1997 and from 1983 through
                   October, 1990; Chief Executive Officer of the Company
                   from 1990 through October 1, 1995; President of the
                   Company from 1988 through October 1, 1995.

   (Listing continued on next page)


                                                                                                                  CLASS AND
                                                                                                                   YEAR IN
    NAME                                    PRINCIPAL OCCUPATION                                    DIRECTOR      WHICH TERM     AGE
                                         DURING THE PAST FIVE YEARS                                   SINCE       WILL EXPIRE
Richard E. Hug          Chairman Emeritus since October 1, 1995; Chairman of                           1983        II 1998       62
                        the Board of the Company from 1988 through October 1,
                        1995; President and Chief Executive Officer of the
                        Company from 1983 through, respectively, 1988 and
                        1990.

Russell R. Jones        Retired; formerly General Manager of Bethlehem Steel                           1983        II 1998       73
                        Company Sparrows Point plant in Baltimore, Maryland.

Samuel T. Woodside      Board member since December 12, 1996 (when elected by                          1996        III 1999      44
                        the Board to fill the vacancy created by the decision of Mr.
                        Mason to not stand for reelection in 1996); President and
                        Chief Executive Officer of Energy Controls International, an
                        energy controls manufacturer and service provider, since
                        1987.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

   During the fiscal year ended March 31, 1997, the Board of Directors met seven times. Each Director attended 75% or more of the combined number of meetings of the Board of Directors and of any committees of the Board on which such Director served.

   The Board of Directors has an Audit Committee, a Compensation Committee and, as of March 10, 1997, a Strategic Planning Committee. Three meetings of the Audit Committee and five meetings of the Compensation Committee were held during the 1997 fiscal year.

   The Audit Committee consists of Messrs. Hittman, Hug, Jones, and Woodside. The Audit Committee is charged with reviewing and examining reports of management and of the Company's independent public accountants; evaluating internal accounting controls, audit results and financial reporting procedures; recommending the engagement and continuation of engagement of the Company's independent public accountants; and meeting with, reviewing and considering recommendations of the independent public accountants.

   The Compensation Committee consists of Messrs. Hittman, Hug, Jones, Smith, and Woodside. The Compensation Committee reviews the performance of the principal officers of the Company; annually reviews and recommends to the Board of Directors the level of salaries and other compensation for such officers; periodically reviews the main elements of the Company's incentive compensation and employee benefit programs; and grants to eligible employees options to purchase Common Stock of the Company in accordance with the terms of the Environmental Elements Corporation Employee Stock Option Plan and interprets and administers the Stock Option Plan.

   The Strategic Planning Committee consists of Messrs. Hug, Smith, Verdery and Woodside. The Strategic Planning Committee is charged with reviewing and providing direction in the setting and monitoring of long-term market positioning, organizational development and other corporate goals.

   The Company does not have a Nominating Committee.

   Directors who are employees of the Company receive no additional compensation for services as a director. Directors not so employed (Messrs. Hittman, Hug, Jones, Nichols and Woodside and, as of March 31, 1997, Mr. Smith) receive an annual retainer of $12,000, paid in the form of the Common Stock of the Company, and fees of $1,000 for each Board meeting attended and $500 for each committee meeting attended.

                               SECURITY OWNERSHIP

     The following table sets forth information, as of June 6, 1997 as to the beneficial ownership of Common Stock of the Company (including shares which may be acquired within sixty days of June 6, 1997 pursuant to stock options) of each director of the Company, the executive officers appearing in the Summary Compensation Table, all directors and executive officers as a group, and all persons or entities known to the Company to own five percent of the Company's Common Stock.

                                          SHARES OF COMMON STOCK      PERCENTAGE
          NAME OF OWNER                    BENEFICIALLY OWNED(1)       OF CLASS

   F. Bradford Smith                            1,105,105(2)             15.9%

   Richard E. Hug                                 878,943                12.6%

   State of Wisconsin Investment Board            598,200(3)              8.6%
     P.O. Box 7842
     Madison, Wisconsin  53707

   Dimensional Fund Advisors Inc.                 381,600(4)              5.5%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, California  90401

   Fred Hittman                                   158,847                 2.3%

   John C. Nichols                                150,647                 2.2%

   E. H. Verdery                                  111,447(5)              1.6%

   Russell R. Jones                                18,147(6)               * %

   Samuel T. Woodside                               5,647                  * %

   All directors and executive officers as a    2,428,783(7)             34.8%
     group (7 persons)


   (1) Unless otherwise indicated, the address of all directors and executive officers is 3700 Koppers Street, Baltimore, Maryland 21227. Unless otherwise indicated, all shares are held with sole voting and sole investment power. The figures for Messrs. Smith, Verdery, and Nichols exclude 3,815, 2,719, and 15,145 shares, respectively, held for their accounts under the Company's 401(k) Retirement Savings Plan as of March 31, 1997.

   (2) Includes 95,667 shares held by a trust of which Mr. Smith is co-trustee and beneficiary. Includes 135,000 shares, as to which the officer has sole voting power, by irrevocable proxy with respect to 50,000 shares and revocable proxy with respect to 85,000 shares and as to which the officer disclaims beneficial ownership.

   (Notes continued on next page)

   (3) State of Wisconsin Investment Board has reported on an amended Schedule 13G file on January 21, 1997, that it has sole voting power and sole dispositive power with respect to 598,200 shares.

   (4) Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional") reported on an amended Schedule 13G filed on February 5, 1997, that it is deemed to have beneficial ownership of 381,600 shares of Environmental Elements Corporation stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

   (5) Includes options to purchase 105,800 shares of Common Stock under the Stock Option Plan which are exercisable within 60 days of June 6, 1997.

   (6) Includes 11,500 shares of Common Stock held by the estate of Margery C. Jones for which Mr. Jones serves as trustee.

   (7) Excludes 6,541 shares represented by vested interests under the Company's 401(k) Retirement Savings Plan. Includes the 230,667 shares described in footnote 2 and 105,800 shares described in footnote 5.

   * Holdings represent less than 1% of the stock outstanding.


   Pursuant to a restrictive stock agreement between the Company, Messrs. Hug, Smith, Legg Mason, Inc., and Raymond A. Mason, a party who receives an offer to purchase any shares of Common Stock which the party intends to accept must offer such shares to the Company at the same price and on the same terms offered by the prospective buyer. If the Company or an assignee of the Company exercises this right to purchase, it must purchase all, but not less than all, of the shares proposed to be sold. If the Company (or its assignee) does not exercise the purchase right, the stockholder may transfer his or its shares pursuant to the offer. The agreement contains exceptions to the transfer restrictions for gifts to family members or affiliated parties and sales made in accordance with Rule 144 under the Securities Act of 1933.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

   The following table sets forth all compensation paid or allocated for services rendered in all capacities during the fiscal years ended March 31, 1997, 1996, and 1995 to the Company's Chief Executive Officer, and to the executive officers of the Company.


--------------------------------------------------------------------------------------------------
                                        SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------
                                                                       LONG TERM
                                 ------------------------------------     COMP.
                                        ANNUAL COMPENSATION              AWARDS
--------------------------------------------------------------------------------------------------
          NAME AND                                                       OPTIONS      ALL OTHER
     PRINCIPAL POSITION          YEAR   SALARY(1)  BONUS(2)    OTHER       (#)     COMPENSATION(3)
--------------------------------------------------------------------------------------------------
E. H. Verdery(5,6)               1997   $200,850    $10,000        $0     50,000       $2,986
President and Chief Executive    1996   $200,362         $0        $0     25,000       $2,918
   Officer                       1995   $195,000    $48,750        $0     25,000       $3,496
--------------------------------------------------------------------------------------------------
F. Bradford Smith(4)             1997   $180,000         $0        $0          0       $2,909
Chairman                         1996   $216,125         $0        $0          0       $2,963
   and Chief Financial Officer   1995   $230,000    $48,750        $0          0       $2,784
--------------------------------------------------------------------------------------------------

(1) Includes amounts deferred under the Company's Retirement Savings Plan in connection with services rendered during the period.

(2) Pursuant to the terms of an incentive bonus plans put into effect by the Compensation Committee, a bonus of $10,000 was paid to Mr. Verdery. In fiscal 1996, pursuant to an incentive plan then in effect, neither executive officer was paid a bonus. In fiscal 1995, Mr. Verdery received a bonus pursuant to an employment agreement described under the heading "Employment and Non-Competition Agreements."

(3) For Mr. Smith, consists of matching Company contributions made pursuant to the Company's Retirement Savings Plan of $2,250, $2,282, and $2,104, respectively, in fiscal 1997, 1996, and 1995, and payment of annual life insurance premiums of $659, $681, and $680, respectively, in fiscal 1997, 1996, and 1995. For Mr. Verdery, consists of matching Company contributions made pursuant to the Company's Retirement Savings Plan of $2,250, $2,270 and $2,869, respectively, in fiscal 1997, 1996 and 1995; and payment of annual life insurance premiums of $736, $648 and $627, respectively, in fiscal 1997, 1996 and 1995. Retirement Savings Plan and life insurance benefits reflected for Messrs. Verdery and Smith are available to all employees on the same terms under the terms of the Retirement Savings Plan and a single employee group life insurance policy.

(4) Mr. Smith served as President and Chief Executive Officer through October 1, 1995, as Chairman of the Board of Directors from October 1, 1995 through March 10, 1997, and as Chief Financial Officer from March 29, 1996 through March 31, 1997.

(5) Mr. Verdery served as Executive Vice President and Chief Operating Officer from October 1, 1993 through October 1, 1995, at which time he was appointed to the office of President and Chief Executive Officer. On March 10, 1997, he assumed the additional duties of Chairman of the Board of Directors.

(6) Of the option to purchase 100,000 shares granted to Mr. Verdery in fiscal 1994, 55,800 shares are currently exercisable and an additional 18,600 shares become exercisable on each of October 1, 1997, and 1998, with full vesting occurring on January 1, 1999. Of the option to purchase 25,000 shares granted to Mr. Verdery in fiscal 1995, 15,000 shares are exercisable within 60 days of June 6, 1997, and an additional 5,000 shares become exercisable on July 29,1998. Of the option to purchase 25,000 shares granted to Mr. Verdery in fiscal 1996, 15,000 shares are exercisable within 60 days of June 6, 1997, and an additional 5,000 shares become exercisable on each of May 9,1998, and 1999. Of the option to purchase 50,000 shares granted to Mr. Verdery in fiscal 1997, 20,000 shares are exercisable within 60 days of June 6, 1997, and an additional 10,000 shares become exercisable on each of August 2, 1998, 1999, and 2000.

   Employment and Non-Competition Agreements

   The Company and Mr. Verdery are parties to an employment agreement with an initial term which expired on March 31, 1997, which term has been renewed through March 31, 1998. Mr. Verdery's agreement provides that in the event of termination or non-renewal of his employment or a change in control, he is entitled to a severance payment equal to his then current annual salary for the unexpired portion, if any, of the current term and one additional year. Under the agreement, Mr. Verdery is bound to a non-competition covenant during the period of such severance payments. Additionally, in the event of a change in control, outstanding options to purchase shares of Common Stock under the Stock Option Plan become exercisable in accordance with the terms of stock option grants made to Mr. Verdery.

   The Company and Mr. Smith are parties to a separation and non-competition agreement effective April 1, 1997. Under that agreement, Mr. Smith covenants not to compete for a period of one year in consideration of payments of $180,000, payable through March 31, 1998.

   Retirement Plan

   The Company maintains a non-contributory Retirement Plan for Salaried Employees (the "Retirement Plan") which is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and covers all salaried employees, including executive officers. The Retirement Plan provides for annual payments upon retirement at the normal retirement age (generally age 65). An employee's retirement payment is equal to the sum determined by adding together for each year of service (i) an amount equal to 1.5% of the participant's earnings for the year, plus (ii) 1% of the participant's earnings through December 31, 1988 in excess of the social security wage base, and .65% of the participant's earnings from and after January 1, 1989 in excess of his or her covered compensation. For purposes of calculating benefit amounts, "earnings" is defined as the total amount of remuneration paid or accrued for services rendered during each Plan year (but excluding forms of extraordinary service) and "covered compensation" is defined for any plan year as the average without indexing, of the social security wage base in effect for each calendar year during the prescribed period. Amounts payable are subject to deductions (i) to comply with any limitations imposed by the Code which may be applicable at the time of payment, and (ii) to integrate such amounts with any Social Security benefits to which the employee may be entitled at retirement. Benefits provided under the Retirement Plan are also subject to limitations set forth in Section 415 of the Code. In no event, however, may the retirement payment be less than $17.00 per month multiplied by the number of years (including fractional years) of credited service. The Retirement Plan also provides benefits for employees who are disabled, die, or terminate employment after specified years of credited service.

   Assuming that (1) the maximum compensation limitation for calendar year 1996 set forth in Section 415 of the Code remains the same; (2) the annual compensation for each individual named in the cash compensation table remains the same; (3) the covered compensation remains the same; (4) the current retirement plan formula remains the same; and (5) each individual named in the table continues to work until the normal retirement age of 65, and subject to other limitations set forth in Section 415 and 401 of the Code, the accrued annual benefit under the Retirement Plan would be $85,292 for Mr. Smith and $52,816 for Mr. Verdery.

                        OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth certain information at March 31, 1997 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation table above.



---------------------------------------------------------------------------------------------------------------------
                                             INDIVIDUAL GRANTS
                    -------------------------------------------------------------------
                       NUMBER OF                                                           POTENTIAL REALIZABLE VALUE
                       SECURITIES       PERCENT OF TOTAL                                            AT ASSUMED
                       UNDERLYING         OPTIONS/SARs       EXERCISE OR     EXPIRATION       ANNUAL RATES OF STOCK
       NAME           OPTIONS/SARs         GRANTED TO         BASE PRICE        DATE         PRICE APPRECIATION FOR
                    GRANTED(1,2,3,4)      EMPLOYEES IN       ($/SHARE)(5)                         OPTION TERM(5)
                          (#)              FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------
                                                                                                5% ($)     10% ($)
---------------------------------------------------------------------------------------------------------------------
Edward H. Verdery       50,000                 27.3%            $2-1/8         08/01/01         $29,250    $64,750
---------------------------------------------------------------------------------------------------------------------
F. Bradford Smith        None                     0               N/A             N/A             N/A        N/A
---------------------------------------------------------------------------------------------------------------------

(1) Options granted in fiscal 1996 and 1997 have a five year term, subject to earlier termination in the event of termination of employment.

(2) Under the terms of the Stock Option Plan, the Compensation Committee retains discretion to modify the terms and conditions of options outstanding, which discretion extends to repricing of options.

(3) Options are exercisable commencing upon completion of one full year of employment following the grant date, with twenty-five percent of the shares becoming exercisable at that time, with shares vesting at the rate of twenty-five percent per year over the four years following the grant.

(4) The exercise price of the options held by Mr. Verdery is the market value of the Company's stock on the day preceding the date of grant.

(5) The dollar amounts under these columns use the 5% and 10% rates of appreciation prescribed by the Securities and Exchange Commission. The 5% and 10% rates of appreciation would result in per share prices of $2.71 and $3.42 with respect to the options expiring on August 2, 2001. This presentation is determined based upon assumed rates of appreciation and is not intended to forecast possible future appreciation of the price or value of the Company's stock. The actual value, if any, an executive may realize will depend on the actual appreciation, if any, of the price of the Company's stock following option grant.



---------------------------------------------------------------------------------------------------------
                     OPTIONS EXERCISED IN 1997 AND 1997 YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------------------
                                                     NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
---------------------------------------------------------------------------------------------------------
                                                         OPTIONS/SARs         IN-THE-MONEY OPTIONS/SARs
                                                     AT 1997 YEAR-END (#)       AT 1997 YEAR-END(1)($)
---------------------------------------------------------------------------------------------------------
      NAME        SHARES ACQUIRED    VALUE(2)
                  ON EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------------------------------------------------------
Edward H. Verdery     None             0            85,800       114,200           0              0
---------------------------------------------------------------------------------------------------------
F. Bradford Smith     None             0             None          None            0              0
---------------------------------------------------------------------------------------------------------

(1) Mr. Verdery did not exercise any options during the year ended March 31, 1997.

(2) Calculated on the basis of the full market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price. The closing price of the Common Stock at year-end was $2.125 per share. Options are "in-the-money" if the closing price of the Common Stock exceeds the exercise price of the options.

                                PERFORMANCE GRAPH

   The following graph reflects a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) of an initial $100 investment from March 31, 1992 in each of the Company's Common Stock, the Standard & Poor's 500 Composite Stock Price Index (the "Broad Market"), and a peer group selected by the Company (the "Peer Group"). The Peer Group consists of Air & Water Technologies Corporation, ITEQ, Inc. (previously known as Air-Cure Technologies, Inc.), Wahlco Environmental Systems, Inc., and the Company. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of the Company's stock.

                       ENVIRONMENTAL ELEMENTS CORPORATION
                       Cumulative Total Stockholder Return


                  [Graph appears here--see plot points below]


   As of             3/92      3/93     3/94      3/95      3/96      3/97
---------------------------------------------------------------------------
EEC                 100.0      39.9     18.9      18.9      11.6      12.3
---------------------------------------------------------------------------
Peer Group          100.0      62.9     47.8      27.4      29.3      27.6
---------------------------------------------------------------------------
Broad Market        100.0     109.9    111.0     124.7     160.8     192.7

   The following report of the Compensation Committee of the Board of Directors, together with the Performance Graph on the preceding page, shall not be deemed to be incorporated by reference into any prior or subsequent filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   Compensation Principles for Executive Officers

   The Compensation Committee provides oversight of policies under which the Company's Chief Executive Officer and other executive officers are compensated.

   The philosophy of the Company is to have a total compensation structure which compares favorably to the average compensation provided by the Company's principal competition and which reflects the specific objectives of the Company. Variable rather than fixed compensation opportunities are emphasized, and performance achievements that contribute to growth in the value of shareholder stock will be rewarded by bonuses such as will bring total compensation to the highest levels paid by competition.

   In setting executive officer base salaries and target bonuses for 1997, the Committee considered the recommendations of management, compensation paid to professional peers within the Company's competitors, the Committee's own subjective evaluations of the executive officers, and information compiled by the Company regarding prevailing salaries for executives offered by such competition. Guided by this information, compensation ranges were established and individual executive compensation within these ranges was determined based upon the individual's responsibilities and performance.

   The Company's compensation program for executive officers is comprised of the following key compensation elements:

   1. Annual base salaries for executive officers are positioned conservatively compared to appropriate companies in the air pollution control industry, taking into account such factors as size and geographic location and, with respect to each officer, the individual officer's experience and performance. All employees, including executive officers, are part of the Company's comprehensive structured job rating system. The rate ranges for this system are reviewed annually and revisions, if any, are determined by reference to the appropriate industry related salary surveys and independent consultants' advice. Due to a lack of profitability for the Company in fiscal 1997, there were no salary adjustments for executive officers.

   2. Annual bonus incentives for each executive are targeted to produce incentive compensation more attractive than industry norms to reward achievement of the Company's annual profit plan. Individual award levels reflect the contribution of each executive toward the achievement of these goals. Reward of executives for past performance through such bonus program appropriately places a substantial component of executives' pay at risk based on Company performance as measured by its attainment, or non-attainment, of profit and other goals. Due to a lack of profitability for the Company in fiscal 1997, no bonus was paid to either executive officer, with the exception of a small bonus paid to Mr. Verdery in connection with the fourth quarter of 1997, which was profitable.

   3. Periodically, the Compensation Committee grants stock options to executive officers and other key employees. Such awards are designed to encourage executives to have an equity ownership in the Company and to incentivize such recipients to attain mid- and longer-term increases in shareholder value. Options to purchase 183,000 shares were granted in fiscal 1997 to a number of key employees, of which 50,000 shares were granted to Mr. Verdery.

   Basis of Chief Executive Officer Compensation

   For the year ended March 31, 1997, Mr. Verdery received total cash compensation of $210,850. Mr. Verdery is a participant in the Company's stock option plan. As with all management and salaried employees, Mr. Verdery's compensation  was derived  from the  Company's  job rating  system,  analysis of competitive practices, consultants' recommendations, their individual performance and the Company's performance.

                                  Compensation Committee

             Fred Hittman (Chairman)                     Richard E. Hug
             Russell R. Jones                            F. Bradford Smith
             Samuel T. Woodside


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During 1997, Mr. Hug served on the Board's Compensation Committee. The Company leases office space in its headquarters building to a corporation of which Mr. Hug is a director and shareholder. During the fiscal year ended March 31, 1997, lease payments payable to the Company under the agreement of lease were $103,459. Management believes that the lease is on terms no less favorable to the Company than could have been obtained from an unaffiliated third party.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   See the transaction described under the caption "Compensation Committee Interlocks and Insider Participation" on this page and the restrictive stock agreement described under the caption "Security Ownership" on page 4.

                                     ITEM 2
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP has served as the Company's independent public accountants since the 1983 fiscal year. The Board of Directors has selected Arthur Andersen LLP to serve as the independent public accountants of the Company for the fiscal year ending March 31, 1998. This selection will be submitted for ratification at the Annual Meeting. Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the absence of instruction to the contrary, the shares represented by properly executed proxies will be voted in favor of the selection of Arthur Andersen LLP to serve as independent public accountants.


                                 ANNUAL REPORT

   The Annual Report to Stockholders (including financial statements) for the fiscal year ended March 31, 1997, together with a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission but exclusive of exhibits, is available to all stockholders without charge by written request to the Office of the Secretary. The Company additionally undertakes to provide stockholders with copies of exhibits, at stockholder's expense, upon written request.


                                 OTHER MATTERS

   Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

   Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who hold more than ten percent of the Common Stock of the Company to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based upon review of the copies of such reports, all Section 16(a) filings required of its executive officers, directors and greater than ten percent shareholders for the fiscal years ended March 31, 1997 were made on a timely basis, except that Mr. F. Bradford Smith and Mr. E. H. Verdery, directors and executive officers of the Company, each filed one late report relating to one transaction.

   The Company's By-Laws provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. In order for a stockholder to propose director nominations or other business for consideration at the 1998 Annual Meeting, the stockholder must deliver notice to the Secretary between May 2, 1998 and June 1, 1998. All stockholder proposals intended to be presented at the 1998 Annual Meeting must otherwise comply with the rules of the Securities and Exchange Commission for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any stockholder desiring a copy of the Company's By-Laws will be furnished one without charge upon written request to the Secretary.

   Under regulations of the Securities and Exchange Commission, stockholder proposals must be received in writing by the Company on or before February 23, 1998 in order to be considered for inclusion in the proxy material for the 1998 Annual Meeting.


                                             By Order of the Board of Directors,




                                             John C. Nichols, Secretary



Baltimore, Maryland
June 23, 1997

                                 ENVIRONMENTAL
                                 ELEMENTS
                                 CORPORATION

        3700 Koppers Street o Baltimore, Maryland 21227 o (410) 368-7000

ENVIRONMENTAL                      PROXY                     3700 Koppers Street
ELEMENTS             ANNUAL MEETING o JULY 31, 1997          Baltimore, MD 21227
C O R P O R A T I O N

     The undersigned hereby appoints E. H. Verdery and S. Michael Dunseith, and each of them, as Proxies with the power to appoint his substitute, to represent and to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Environmental Elements Corporation, to be held on Thursday, July 31, 1997, at 9:00 a.m., and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 BELOW

1. Proposal to elect E. H. Verdery and John C. Nichols as Directors for a three-year term ending in 2000.

   _____ FOR all nominees listed above (except as marked to the contrary below)

   _____ WITHHOLD AUTHORITY to vote for all nominees listed above

   _____ WITHHOLD AUTHORITY TO VOTE FOR ________________________________________

2. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 1998.

   _____ FOR     _____ AGAINST     _____ ABSTAIN

                                                 please sign on the reverse side

     This Proxy When Properly Executed Will Be Voted in the Manner Specified Herein By the Undersigned Stockholder. Unless Otherwise Specified, the Shares Will Be Voted for Proposals 1 and 2. In Their Discretion, the Proxies Are Authorized to Vote Upon Such Other Business That May Properly Come Before the Meeting.
     This Proxy Is Solicited on Behalf of the Board of Directors. It May Be Revoked Prior to Its Exercise.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN   Date ______________________
THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

                                                   __________________________________________

                                                   __________________________________________
                                                   Signature of Stockholder(s)

                                                   Note:  Signature should agree with name on
                                                     stock certificate as printed hereon. Execu-
                                                     tors, administrators, trustees and other
                                                     fiduciaries should so indicate when sign-
                                                     ing. When shares are jointly owned, both
                                                     owners should sign.

                       I plan to attend the Annual Meeting.   ___ YES     ___ NO